UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, New York		10105
(Address of principal executive offices)		(Zip code)

Suzan J. Afifi First Eagle Funds 1345 Avenue of the Americas New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 632-2700

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2016

Item 1. Schedule of Investments. — The schedule of investments for the three-month period ended January 31, 2016, is filed herewith.

FIRST EAGLE

Absolute Return Fund

Schedule of Investments • Period Ended January 31, 2016 (unaudited)

SHARES	DESCRIPTION	COST	VALUE

Exchange Traded Funds — 57.93%
40,000	Financial Select Sector SPDR Fund	$1,003,916	$868,400
10,000	iShares China Large-Cap ETF	487,401	312,200
7,650	iShares MSCI EAFE ETF	500,844	424,422
83,000	PowerShares DB Commodity Index Tracking Fund (a)	2,179,450	1,060,740
35,400	SPDR S&P 500 ETF Trust	7,023,739	6,862,998
9,800	Vanguard FTSE All-World ex-US ETF	499,742	401,310
49,000	Vanguard Total Bond Market ETF	4,013,076	4,006,240
Total Exchange Traded Funds		15,708,168	13,936,310

Investment Company — 23.55%
5,665,164	State Street Institutional U.S. Government Money Market Fund, Premier Class	5,665,164	5,665,164

PRINCIPAL

U.S. Bonds — 16.03%
Government Obligations 16.03%
$2,000,000	U.S. Treasury Bond 3.375% due 05/15/44	1,996,495	2,256,406
1,527,630	U.S. Treasury Inflation Indexed Bond 1.375% due 02/15/44 (b)	1,611,372	1,600,451
Total U.S. Bonds		3,607,867	3,856,857
Total Investments — 97.51% (Cost: $24,981,199)			23,458,331
Other Assets in Excess of Liabilities — 2.49%			598,172
Net Assets — 100.00%			$24,056,503

(a)         Non-income producing security/commodity.

(b)         Inflation protected security.

At January 31, 2016, cost is substantially identical for both book and federal income tax purposes. Net unrealized depreciation consisted of:

Gross unrealized appreciation	$259,911
Gross unrealized depreciation	(1,782,779)
Net unrealized depreciation	$(1,522,868)

Abbreviations used in this schedule include:

DB	—	Deutsche Bank AG
EAFE	—	Europe, Australasia, and Far East Stock Index
ETF	—	Exchange Traded Fund
FTSE	—	Financial Times Stock Exchange
MSCI	—	Morgan Stanley Capital International
S&P 500	—	Standard & Poor’s 500
SPDR	—	Standard & Poor’s Depository Receipts

See Notes to Schedule of Investments.

FIRST EAGLE  FUNDS • QUARTERLY NQ REPORT • January 31, 2016

Centrally Cleared Credit Default Swaps:

Clearing Broker	Exchange	Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread	Termination Date	Notional Amount	Upfront fees paid/(received)	Market Value	Unrealized Appreciation/ (Depreciation)

Buy Protection:
Morgan Stanley & Co., LLC	ICE	Markit CDX North American High Yield Series 24 5 Year Index	(5.00)%	4.34%	06/20/20	$2,970,000	$(190,199)	$(92,268)	$97,931

Sell Protection:
Morgan Stanley & Co., LLC	ICE	Markit CDX North American Investment Grade Series 25 5 Year Index	1.00%	5.05%	12/20/20	$12,000,000	$101,955	$7,849	$(94,106)
Total						$14,970,000	$(88,244)	$(84,419)	$3,825

Over-the-Counter Credit Default Swaps:

Counterparty	Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread	Termination Date	Notional Amount	Upfront fees paid/(received)	Market Value	Unrealized Appreciation	Credit Rating of Referenced Obligation

Buy Protection:
Barclays Bank PLC	United Mexican States 5.95% due 03/19/19	(1.00)%	0.64%	06/20/20	$3,000,000	$30,786	$98,771	$67,985	BBB+

Over-the-Counter Total Return Swaps:

		Rate Type
Counterparty	Referenced Index	Payment made by Fund	Payment received by Fund	Termination Date	Notional Amount	Unrealized Appreciation
Barclays Bank PLC	Barclays US Aggregate Index	1-Month LIBOR+ 10BPS	Index Return	02/01/16	$10,000,000	$106,076

Over-the-Counter Interest Rate Swaps:

Counterparty	Floating Rate Index	Fixed Rate (Pay) Receive	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	6-Month BBSW	(2.85)%	06/12/20	AUD	2,000,000	$(33,524)
Goldman Sachs International	3-Month FRA	3.62	06/15/20	NZD	2,200,000	44,875
Total						$11,351

Abbreviations used in this schedule include:

BBSW	—	Bank Bill Swap Rate
CDX	—	Credit Default Swap Index
FRA	—	Forward Rate Agreement
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate

See Notes to Schedule of Investments.

FIRST EAGLE  FUNDS • QUARTERLY NQ REPORT • January 31, 2016

Currencies

AUD	—	Australian Dollar
NZD	—	New Zealand Dollar

See Notes to Schedule of Investments.

FIRST EAGLE  FUNDS • QUARTERLY NQ REPORT • January 31, 2016

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS

Exchange Traded Funds	57.93%
Investment Company	23.55
U.S. Bonds
Government Issues	16.03
Total U.S. Bonds	16.03
Total Investments	97.51%

See Notes to Schedule of Investments.

FIRST EAGLE  FUNDS • QUARTERLY NQ REPORT • January 31, 2016

FIRST EAGLE FUNDS

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)

First Eagle Absolute Return Fund (the “Fund”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is one of the portfolios in the First Eagle Funds (the “Trust” or “Funds”). The Trust consists of eight separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, First Eagle Fund of America and First Eagle Absolute Return Fund. The Trust is a Delaware statutory trust. Information about the other First Eagle Funds are described in a Prospectus and Annual Report separate from that for the Fund discussed here. The Fund seeks long-term absolute returns and is a non-diversified mutual fund. An “absolute” return refers to a return on investment that is evaluated on its own merits and not by reference to a benchmark or other similar “relative” return. The Fund commenced operations on May 14, 2014.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”), manages the Fund. As of December 1, 2015, private equity funds managed by The Blackstone Group, LP and Corsair Capital LLC as well as clients of the two firms have acquired a majority equity stake in ASB Holdings. This transaction is not expected to result in any change in investment personnel or any Fund’s investment objective or policies.

The following is a summary of significant accounting policies adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a) Investment valuation - The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

Prior to December 31, 2015, all bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations were readily available were valued at the mean between the bid and ask prices provided by an approved pricing service, or received from dealers in the over-the-counter market in the United States or abroad. Effective December 31, 2015, all bonds, whether listed on an exchange or traded in the over-counter-market, for which market quotations are readily available, are generally priced at the evaluated bid price. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments, maturing in sixty days or less, are valued at evaluated bid prices.

The 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market. The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values.

Swaps and other derivatives are valued daily, primarily using independent pricing services, and their independent pricing models using market inputs.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the “Committee”) to oversee the execution of the valuation and liquidity procedures for the Fund.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of January 31, 2016:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:†
Exchange-Traded Funds	$13,936,310	$—	$—	$13,936,310
Investment Company	5,665,164	—	—	5,665,164
U.S. Bonds	—	3,856,857	—	3,856,857
Centrally Cleared Credit Default Swaps	—	97,931	—	97,931
Over-the-Counter Credit Default Swaps	—	67,985	—	67,985
Over-the-Counter Total Return Swaps	—	106,076	—	106,076
Over-the-Counter Interest Rate Swaps	—	44,875	—	44,875
Total	$19,601,474	$4,173,724	$—	$23,775,198
Liabilities:
Centrally Cleared Credit Default Swaps	$—	$94,106	$—	$94,106
Over-the-Counter Interest Rate Swaps	—	33,524	—	33,524
Total	$—	$127,630	$—	$127,630

†                 See Schedule of Investments for additional detailed categorizations.

For the three-month period ended January 31, 2016, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

Exchange Traded Funds - The Fund may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

Furthermore, there may be times when the exchange halts trading, in which case the Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Options - For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, or use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may be required to segregate assets to cover its obligation under option contracts through posting collateral to the Fund’s custodian according to the tri-party agreement.

For the period ended January 31, 2016, the Fund had the following options transactions:

WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Options outstanding at October 31, 2015	300	$83,537
Options written	300	155,538
Options assigned	0	0
Options expired/closed	(600)	(239,075)
Options outstanding at January 31, 2016	0	$0

PURCHASED OPTIONS	NUMBER OF CONTRACTS	COST
Options outstanding at October 31, 2015	600	$69,925
Options purchased	600	135,925
Options closed	(1,200)	(205,850)
Options outstanding at January 31, 2016	0	$0

Outstanding contracts at period-end are indicative of the volume of activity during the period.

At January 31, 2016, the Fund had the following options grouped into appropriate risk categories illustrated below:

	GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	REALIZED GAIN (LOSS)	CHANGE IN APPRECIATION (DEPRECIATION)
Equity - Written options	$(259,850)	$6,463
Equity - Purchased options	95,300	3,925

Swaps - The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund’s custodian according to the tri-party agreement to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement and Credit Support Annex (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the FCM and the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

For OTC swaps, collateral may be posted initially by one party to the swap to the custodian according to the tri-party agreement, and additional collateral may be transferred periodically as the fair value of the swap becomes more favorable to one party and less favorable to the counterparty. The fair value of OTC derivative instruments, collateral received or pledged and net exposure by counterparty as of period end, is disclosed in the subsequent table.

Credit Default Swap

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the Maximum Payout Amount less the recovery value of the referenced obligation.

In either case, the amount paid or received by the Portfolio under the credit default swap will need to take into consideration any upfront premium received or paid, as the case may be. As of January 31, 2016, the Fund had no Buy Contracts and Sales Contracts outstanding with respect to the same referenced obligation and same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

For the period ended January 31, 2016, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At January 31, 2016, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $12,000,000, with net unrealized depreciation of $94,106, and terms of less than 5 years, as reflected in the Schedule of Investments.

Total Return Swaps

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involved commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

Interest Rate Swap Contracts

The Fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk. The Fund may be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts may be purchased or sold with upfront premium payments which will be recorded as realized gains or losses at the closing of the contract. Payments related to these swap contracts will accrue based on the terms of the particular contract. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract, which may be, in some cases, mitigated by entering into a master netting arrangement with the counterparty.

For the period ended January 31, 2016, the Fund held interest rate swaps for hedging and non-hedging purposes.

At January 31, 2016, the Fund had the following swaps grouped into appropriate risk categories illustrated below:

					Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value		Liability Derivative Fair Value		Realized Gain (Loss)	Change In Appreciation (Depreciation)
OTC Credit Default Swap agreement-Credit Risk	$67,985		$—		$(47,820)	$50,843
Centrally Cleared Credit Default Swap agreements-Credit Risk	97,931	(a)	94,106	(a)	2,347	(48,162)
OTC Interest Rate Swap agreements-Interest Rate Risk	44,875		33,524		11,644	(4,938)
OTC Total Return Swap agreements-Equity Risk	106,076		—		(90,011)	128,539

(a)        This amount represents the cumulative appreciation/depreciation as reported in the Schedule of Investments.

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of January 31, 2016:

Counterparty	Gross Amount of Assets	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
Barclays Bank PLC	$174,061	$—	$—	$174,061
Goldman Sachs International	44,875	(33,524)	—	11,351
	$218,936	$(33,524)	$—	$185,412

Counterparty	Gross Amount of Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Goldman Sachs International	$33,524	$(33,524)	$—	$0

Currency Transactions

To manage its exposure to foreign currencies, the Fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the Fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the Fund’s return.

Generally, the Fund may engage in both “transaction hedging” and “position hedging.” The Fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The Fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the Fund intends to buy are denominated or quoted). The Fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the Fund and tend to limit any potential gain which might result from the increase in value of such currency.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. The Fund may also purchase or sell exchange-listed and over the-counter call and put options on foreign currency futures contracts and on foreign currencies. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union. The Fund will only purchase or write foreign currency options when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally. Similarly, the Fund may also engage in currency exchange transactions through a forward currency exchange contract (“Forward Contract”). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker/dealers, are not exchange traded and are usually for less than one year.

Currency exchange transactions may involve currencies of the different countries in which the Fund may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund’s currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract.

The Fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange, and have margin requirements. Although the Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies—the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the spread between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the Fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the Fund’s portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Fund will engage in foreign currency exchange transactions at any given time or from time to time.

Item 2. Controls and Procedures.

a)             The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as of the Evaluation Date.

b)             There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a))are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Eagle Funds
By	/s/ John P. Arnhold
John P. Arnhold, President

Date: March 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer		Date: March 29, 2016

/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer		Date: March 29, 2016